EXHIBIT 10.1
SECOND AMENDMENT TO LOAN AGREEMENT
THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made as of this 28th day of September, 2010, by and among CSS INDUSTRIES, INC. (the “Borrower”), the lenders from time to time parties to the Loan Agreement defined below (the “Lenders”), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) for the Lenders.
Background:
A. The Administrative Agent, the Lenders and the Borrower entered into a Second Amended and Restated Loan Agreement dated as of November 21, 2008 (as heretofore modified and amended, the “Loan Agreement”), pursuant to which the Lenders agreed to make Advances from time to time to the Borrower.
B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain of the provisions in the Loan Agreement with respect to the Leverage Ratio covenant, all on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1. Definitions. Capitalized terms used herein, including in the foregoing recitals, and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.
2. Amendment to Loan Agreement. The Loan Agreement is hereby amended effective as of the date set forth above (the “Amendment Effective Date”) as follows:
Section 7.2 is amended and restated to read in full as follows:
“7.2 Leverage Ratio. The Borrower shall not permit, as of the end of each fiscal quarter of the Borrower ending on the dates set forth below, the Leverage Ratio to exceed the ratio set forth below opposite such dates:

Period	Ratio

September 30	3.50 to 1.00
December 31 and June 30	2.50 to 1.00
March 31	2.25 to 1.00
provided, however, that for the fiscal quarter ending September 30, 2010 the required Leverage Ratio shall be 4.00 to 1.00.”

3. Amendment to the Loan Documents. All references to the Loan Agreement in the Loan Documents shall be deemed to refer to the Loan Agreement as amended hereby.
4. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Administrative Agent, the Lenders and the Borrower agree that the Loan Documents are in full force and effect and each such document shall remain in full force and effect, as amended by this Amendment and the Borrower hereby ratifies and confirms its obligations thereunder.
5. Representations and Warranties.
(a) The Borrower hereby certifies that after giving effect to this Amendment, (i) the representations and warranties of the Borrower in the Loan Agreement are true and correct in all material respects as if made on the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Loan Agreement or the other Loan Documents exists on the date hereof.
(b) The Borrower further represents that the Borrower has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Certificate of Incorporation, by-laws or other organizational documents of the Borrower, or of any indenture, note, loan or loan agreement, license or any other agreement, lease or instrument to which the Borrower is a party or by which the Borrower or any of its properties are bound.
(c) The Borrower also further represents that its obligations to repay the Advances, together with all interest accrued thereon, are absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Advances.
(d) The Borrower also further represents that there have been no changes to the Certificate of Incorporation, by-laws or other organizational documents of the Borrower since the most recent date true and correct copies thereof were delivered to the Administrative Agent.
6. Conditions Precedent. The amendments set forth herein shall be effective as of the Amendment Effective Date upon the fulfillment, to the satisfaction of the Administrative Agent and its counsel, of the following conditions precedent:
(a) The Borrower shall have delivered to the Administrative Agent the following, all of which shall be in form and substance satisfactory to the Administrative Agent and shall be duly completed and executed:
(i)	counterparts of this Amendment executed by the Borrower and the Majority Lenders;

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(ii)	the Consent and Acknowledgment of Guarantors attached as Exhibit A hereto, executed by each Guarantor; and
(iii)	such additional documents, certificates and information as the Administrative Agent may reasonably request.
(b) After giving effect to this Amendment, the representations and warranties set forth in the Loan Agreement shall be true and correct on and as of the date hereof.
(c) After giving effect to this Amendment, no Event of Default, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.
7. Miscellaneous
(a) To induce the Administrative Agent and the Lenders to enter into this Amendment each of the Borrower and the Guarantors waives and releases and forever discharges the Administrative Agent and the Lenders and their respective officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind of which it has knowledge as of the date hereof against any of them arising out of or relating to the Loan Documents. The Borrower further agrees to indemnify and hold the Administrative Agent, the Lenders and their respective officers, directors, attorneys, agents and employees (collectively, the “Indemnitees”) harmless from any loss, damage, judgment, liability or expense (including reasonable attorneys’ fees), other than any such loss, damage judgment, liability or expense caused by the Indemnitee’s own willful misconduct or gross negligence, suffered by or rendered against any of them on account of any claims arising out of or relating to the Loan Documents. Each of the Borrower and the Guarantors further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.
(b) All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to the Administrative Agent in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.
(c) This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.
(d) In the event any provisions of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.
(e) This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

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(f) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
(g) The headings used in this Agreement are for convenience of reference only, do not form a part of this Amendment and shall not affect in any way the meaning or interpretation of this Amendment.
The Borrower expressly ratifies and confirms the waiver of jury trial provisions contained in the Loan Documents.
[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CSS INDUSTRIES, INC.
By:	/s/ Vincent A. Paccapaniccia
	Name:	Vincent A. Paccapaniccia
	Title:	Vice President — Finance

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent
By:	/s/ Meredith Jermann
	Name:	Meredith Jermann
	Title:	Vice President

WELLS FARGO BANK, N.A., successor in interest to WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Stephen T. Dorosh
	Name:	Stephen T. Dorosh
	Title:	Vice President

CITIZENS BANK OF PENNSYLVANIA, as a Lender
By:	/s/ Jonathan H. Sprogell
	Name:	Jonathan H. Sprogell
	Title:	Senior Vice President

TD BANK, N.A., as a Lender
By:	/s/ Ted Hopkinson
	Name:	Ted Hopkinson
	Title:	Senior Vice President

EXHIBIT A
CONSENT AND ACKNOWLEDGMENT OF GUARANTORS
See Attached.

CONSENT AND ACKNOWLEDGMENT OF GUARANTORS
Each of the undersigned guarantors (each a “Guarantor”) consents to the provisions of the foregoing Second Amendment to Loan Agreement (the “Amendment”) and confirms and agrees that: (a) such Guarantor’s obligations under its Guaranty Agreement dated as of November 21, 2008 (as heretofore amended, the “Guaranty”), relating to the Obligations (as defined in the Loan Agreement referred to in the Amendment) shall be unimpaired by the Amendment; (b) such Guarantor has no defenses, setoffs, counterclaims, discounts or charges of any kind against the Agent or any Lender, or their respective officers, directors, employees, agents or attorneys with respect to its Guaranty; (c) the provisions of Paragraph 7(a) of the Amendment are binding on such Guarantor as if such Guarantor signed the Amendment; and (d) all of the terms, conditions and covenants in its Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the Amendment. Each Guarantor certifies that all representations and warranties made by such Guarantor in its Guaranty are true and correct in all material respects as of the date hereof.
Each Guarantor expressly ratifies and confirms the waiver of jury trial provisions contained in the Guaranty.
WITNESS the due execution of this Consent as of the date of the Amendment, intending to be legally bound hereby.

PAPER MAGIC GROUP, INC., a Pennsylvania corporation
By:	/s/ Vincent A. Paccapaniccia
	Name:	Vincent A. Paccapaniccia
	Title:	Vice President

BERWICK DELAWARE, INC., a Delaware corporation
By:	/s/ Vincent A. Paccapaniccia
	Name:	Vincent A. Paccapaniccia
	Title:	President

BERWICK OFFRAY LLC, a Delaware limited liability company
By:	/s/ Vincent A. Paccapaniccia
	Name:	Vincent A. Paccapaniccia
	Title:	Vice President

CLEO INC., a Tennessee corporation
By:	/s/ Vincent A. Paccapaniccia
	Name:	Vincent A. Paccapaniccia
	Title:	Vice President

PHILADELPHIA INDUSTRIES, INC., a Delaware corporation
By:	/s/ Vincent A. Paccapaniccia
	Name:	Vincent A. Paccapaniccia
	Title:	President

LLM HOLDINGS, INC., Delaware corporation
By:	/s/ Vincent A. Paccapaniccia
	Name:	Vincent A. Paccapaniccia
	Title:	President

THE PAPER MAGIC GROUP, INC., a Delaware corporation
By:	/s/ Vincent A. Paccapaniccia
	Name:	Vincent A. Paccapaniccia
	Title:	President

LION RIBBON COMPANY, INC., a Delaware corporation
By:	/s/ Vincent A. Paccapaniccia
	Name:	Vincent A. Paccapaniccia
	Title:	Vice President

C.R GIBSON, LLC, a Delaware limited liability company
By:	/s/ Vincent A. Paccapaniccia
	Name:	Vincent A. Paccapaniccia
	Title:	Vice President